                                                                    EXHIBIT 99.2

                                 NETOPIA, INC.

                                VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of January 23, 2001 by and between Netopia, Inc., a Delaware corporation ("Company"), and the undersigned stockholder and/or option holder (the "Stockholder") of Proxim, Inc., a Delaware corporation (the "Parent").

                                    RECITALS:

        A. Parent, the Company and Merger Sub (as defined below) have entered into an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), which provides for the merger (the "Merger") of a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company, pursuant to which all outstanding capital stock of the Company will be converted into the right to receive common stock of Parent, as set forth in the Reorganization Agreement.

        B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of the Parent, and such number of shares of capital stock of the Parent issuable upon the exercise of outstanding options and warrants, as is indicated on the signature page of this Agreement.

        C. In consideration of the execution of the Reorganization Agreement by Company, the Stockholder (in his or her capacity as such) has agreed to vote the Shares (as defined below) and such other shares of capital stock of the Parent over which the Stockholder has voting power, so as to facilitate consummation of the Merger.

        NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1. Certain Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Reorganization Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

               (a) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Reorganization Agreement.

               (b) "Person" shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

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               (c) "Shares" shall mean: (i) all securities of the Parent
(including all shares of Parent Common Stock and all options, warrants and other rights to acquire shares of Parent Common Stock) owned by the Stockholder as of the date of this Agreement, and (ii) all additional securities of the Parent (including all additional shares of Parent Common Stock and all additional options, warrants and other rights to acquire shares of Parent Common Stock) of which the Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

               (d) Transfer. A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

        2. Transfer of Shares.

               (a) Transferee of Shares to be Bound by this Agreement. The Stockholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not cause or permit any Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, unless each Person to which any such Shares, or any interest therein, is or may be Transferred shall have (i) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Company may reasonably request), and (ii) agreed in writing to hold such Shares, or such interest therein, subject to all of the terms and conditions set forth in this Agreement.

               (b) Transfer of Voting Rights. The Stockholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, the Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement or commitment in contravention of the obligations of the Stockholder under this Agreement with respect to any of the Shares.

        3. Agreement to Vote Shares. Until the Expiration Date, at every meeting of stockholders of the Parent called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Parent with respect to any of the following, the Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 4 hereof), the Shares:

               (a) in favor of approval of the issuance of shares of Parent Common Stock to be issued in the Merger (the "Parent Stock Issuance") and in favor of each of the other actions contemplated by the Reorganization Agreement and the Proxy and any action required in furtherance thereof;


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               (b) against approval of any proposal made in opposition to, or in competition with, the Parent Stock Issuance and the transactions contemplated by the Reorganization Agreement; and

               (c) against any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Parent Stock Issuance or any of the other transactions contemplated by the Reorganization Agreement.

        Prior to the Expiration Date, the Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

        4. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Company a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

        5. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Company that, as of the date hereof and at all times until the Expiration Date, the Stockholder (i) is (and will be, unless Transferred pursuant to Section 2(a) hereof) the beneficial owner of the shares of Parent Common Stock, and the options, warrants and other rights to purchase shares of Parent Common Stock, set forth on signature page of this Agreement, with full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares; (ii) the Shares are (and will be, unless Transferred pursuant to Section 2(a) hereof) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature; (iii) does not (and will not) beneficially own any securities of the Parent other than the shares of Parent Common Stock, and options, warrants and other rights to purchase shares of Parent Common Stock, set forth on the signature page of this Agreement; and
(iv) has (and will have, unless Transferred pursuant to Section 2(a) hereof) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

        6. Legending of Shares. If so requested by Company, the Stockholder hereby agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2 hereof, the Stockholder hereby agrees that the Stockholder shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

        7. Termination. This Agreement shall terminate and be of no further force or effect as of the Expiration Date.

        8. Miscellaneous.

               (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement


                                      -3-
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shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

               (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

               (c) Binding Effect; Assignment. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned to any other Person without the prior written consent of Company.

               (d) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

               (e) Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Company and to preserve for Company the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Company which cannot be adequately compensated by a monetary award. Accordingly, Company and the Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

               (f) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.


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               (g) Entire Agreement. This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of Company and the Stockholder with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between Company and the Stockholder, both oral and written, with respect to the subject matter hereof and thereof.

               (h) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

               If to Company:          Netopia, Inc.
                                       2470 Mariner Square Loop
                                       Alameda, California 98501
                                       Attention: Alan B. Lefkof

                                       Telephone: (510) 814-5100
                                       Telecopy: (510) 814-5271

               with a copy to:         Gunderson Dettmer Stough Villeneuve
                                       Franklin & Hachigian, LLP
                                       155 Constitution Drive
                                       Menlo Park, California 94025
                                       Attention:    Christopher D. Dillon
                                                     Gregory K. Miller
                                       Telephone: (650) 321-2400
                                       Telecopy: (650) 321-2800

               If to Stockholder:      To the address for notice set forth on
                                       the signature page hereof.

               with a copy to:         Proxim, Inc.
                                       510 DeGuigne Drive
                                       Sunnyvale, California 94085
                                       Attention: David C. King

                                       Telephone: (408) 731-2700
                                       Telecopy: (408) 731-3670


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               and to:                 Wilson Sonsini Goodrich & Rosati
                                       Professional Corporation
                                       650 Page Mill Road
                                       Palo Alto, California  94304
                                       Attention:  Robert G. Day
                                       Telephone:  (650) 493-9300
                                       Telecopy:  (650) 493-6811

               (i) Further Assurances. The Stockholder (in his or her capacity as such) shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Company may deem necessary or desirable, in the reasonable opinion of Company, to carry out and effectuate the purpose and intent of this Agreement.

               (j) Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

               (k) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]


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        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.



NETOPIA, INC.                                STOCKHOLDER:




By:                                          By:
   ------------------------------------         --------------------------------
    Signature of Authorized Signatory                      Signature

Name:                                        Name:
     ----------------------------------           ------------------------------

Title:                                       Title:
      ---------------------------------            -----------------------------

                                             -----------------------------------

                                             -----------------------------------
                                             Print Address

                                             -----------------------------------
                                             Telephone

                                             -----------------------------------
                                             Facsimile No.

                                             Shares beneficially owned:

                                               shares of the Parent Common Stock
                                       --------
                                               shares of the Parent Common Stock
                                       --------
                                       issuable upon the exercise of outstanding options, warrants or other rights




                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A

                                IRREVOCABLE PROXY

        The undersigned stockholder of Proxim, Inc., a Delaware corporation (the "Parent"), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the Board of Directors of Netopia, Inc., a Delaware corporation ("Company"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Parent that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Parent issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Parent as of the date of this Proxy are listed on the final page of this Proxy. Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Company and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Company entering into that certain Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), by and among Parent, ALK Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company, which provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to its terms, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions set forth in the Reorganization Agreement.

        The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Parent and in every written consent in lieu of such meeting:

               (i) in favor of approval of the issuance of shares of Parent Common Stock to be issued in the Merger (the "Parent Stock Issuance") add in favor of each of the other actions contemplated by the Reorganization Agreement and the Proxy and any action required in furtherance thereof;

               (ii) against approval of any proposal made in opposition to, or in competition with, the Parent Stock Issuance and the transactions contemplated by the Reorganization Agreement;

               (iii) against any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Parent Stock Issuance or any of the other transactions contemplated by the Reorganization Agreement.

        The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

        This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

                  [Remainder of Page Intentionally Left Blank]


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

Dated: January 23, 2001



                                       Signature of Stockholder:
                                                                ----------------
                                       Print Name of Stockholder:
                                                                 ---------------

                                       Shares beneficially owned:

                                               shares of the Parent Common Stock
                                       --------
                                               shares of the Parent Common Stock
                                       --------
                                       issuable upon the exercise of outstanding options, warrants or other rights



                     [SIGNATURE PAGE TO IRREVOCABLE PROXY]